UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Michigan Heritage Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORPORATE HEADQUARTERS
28300 Orchard Lake Road, Suite 200
Farmington Hills, Michigan 48334
(248) 538-2525

March 18, 2004

Dear Shareholder:

     It is my pleasure to invite you to attend the 2004 Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. (the “Company”) on Thursday, April 22, 2004, at 10:00 a.m. The meeting will be held at the Walsh College and Conference Facility, Novi Campus, 41500 Gardenbrook, Novi, Michigan 48375.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You will want to review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to complete, sign and return your Proxy as soon as possible in the envelope provided. This will ensure representation of your shares in the event you are unable to attend. You may, of course, revoke your Proxy and vote in person at the meeting if you desire.

Sincerely,

Richard J. Zamojski
Chairman of the Board of Directors
and Chief Executive Officer

MICHIGAN HERITAGE BANCORP, INC.
28300 Orchard Lake Road, Suite 200
Farmington Hills, Michigan 48334

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 22, 2004

Solicitation of Proxies

     Michigan Heritage Bancorp, Inc. (the “Company”) is distributing this Proxy Statement and the accompanying Proxy to the Company’s shareholders to solicit proxies to be used at the 2004 Annual Meeting of Shareholders of the Company. The Annual Meeting will be held on Thursday, April 22, 2004, at 10:00 a.m. The meeting will be held at the Walsh College and Conference Facility, Novi Campus, 41500 Gardenbrook, Novi, Michigan 48375.

     The Board of Directors of the Company is soliciting the enclosed Proxy. The Board mailed this Proxy Statement and the enclosed Proxy to shareholders beginning on March 18, 2004. The Company has included its 2003 Annual Report to Shareholders with this Proxy Statement.

     The Company will pay the entire cost of soliciting proxies. The Company will arrange with brokerage houses, nominees, custodians and other fiduciaries to send proxy soliciting materials to beneficial owners of the Common Stock at the Company’s expense.

Revoking a Proxy

     Any person giving a Proxy has the power to revoke it at any time before it is voted. You may revoke your Proxy in any one of the following ways: (1) you may deliver a written notice of revocation, dated after the date of the Proxy, to the Secretary of the Company at or before the Annual Meeting; (2) you may deliver a later-dated Proxy to the Secretary of the Company at or before the Annual Meeting; or (3) you may attend the Annual Meeting in person and vote your shares by ballot.

Record Date

     The record date for determining shareholders entitled to vote at the Annual Meeting is March 3, 2004. Each of the 1,490,964 shares of Common Stock of the Company issued and outstanding on that date is entitled to one vote on any matter voted on at the Annual Meeting. Abstention votes and votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners (“broker non-votes”) will be counted as “present” at the Annual Meeting to determine whether a quorum exists.

Election of Directors

     The Company’s Bylaws provide that the number of directors, as determined from time to time by the Board, shall be no less than five and no more than fifteen. The Board has presently fixed the number of directors at seven. The Articles of Incorporation provide that the directors shall be divided into three classes, Class I, Class II and Class III, with each class serving a staggered three-year term and with the number of directors in each class being as nearly as equal as possible.

     The Board has nominated Anthony S. Albanese and Lewis N. George as Class I directors for three-year terms expiring at the Annual Meeting of Shareholders in the year 2007 and upon election and qualification of their successors. Each of the nominees is presently a Class II director of the Company whose term expires at the 2004 Annual Meeting of Shareholders. The other members of the Board, who are Class I and Class III directors, will continue in office in accordance with their previous elections until the expiration of their terms at the Annual Meetings of Shareholders in 2005 and 2006, as the case may be.

     Unless proxy votes have been withheld, each Proxy received will be voted to elect Mr. Albanese and Mr. George as Directors. If either nominee is unable or declines to serve, Proxies will be voted for the other nominee and for such person as the Board of Directors designates to replace such nominee. However, the Board of Directors does not anticipate that this will occur.

     Persons receiving a plurality of the votes cast at the Annual Meeting in person or by Proxy will be elected as Directors. “Plurality” means that the persons who receive the largest number of votes cast will be elected as Directors. Shares not voted (whether by abstention, broker non-votes or otherwise) will have no effect on the election.

Security Ownership of Certain Beneficial Owners and Management

     Principal Shareholders

     The following table provides information about any person, other than an officer or director, known by management to have been a beneficial owner of more than 5% of the Company’s Common Stock as of March 1, 2004.

Name And Address of	Amount And Nature	Percent Of
Beneficial Owner	Of Beneficial Ownership	Class

Jeffrey L. Gendell(1) 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	127,364 shares	8.0%

Philip J. Timyan(2) c/o Riggs Partners 4324 Central Avenue Western Springs, Illinois 60558	112,736 shares	7.1%

(1)	Based upon his statement on Schedule 13D filed with the SEC on July 17, 2003, Mr. Gendell shares voting and investment power over all shares with Tontine Financial Partners, L.P. and Tontine Management, L.L.C.

(2)	Based upon his statement on Schedule 13G filed with the SEC on February 4, 2003, Mr. Timyan has sole voting and investment power over all shares.

     Management

     The following table provides information about the beneficial ownership of the Company’s Common Stock by Directors and Executive Officers as of March 1, 2004.

Name And Address of	Amount And Nature	Percent Of
Beneficial Owner	Of Beneficial Ownership(1)	Class

Anthony S. Albanese 28300 Orchard Lake Road, Suite 200 Farmington Hills, Michigan 48334	37,673 shs.	2.4%

H. Perry Driggs, Jr. 28300 Orchard Lake Road, Suite 200 Farmington Hills, Michigan 48334	33,090 shs. (2)	2.1%

Lewis N. George c/o The George Group P.O. BOX 240220 Orchard Lake, MI 48324	53,675 shs.	3.4%

Phillip R. Harrison c/o Harrison Capital Corporation 9814 Cross Creek Drive South Lyon, MI 48178	30,941 shs.	1.9%

William A. Peterson 28300 Orchard Lake Road, Suite 200 Farmington Hills, Michigan 48334	2,000 shs.	*

Frank A. Scerbo c/o McPhail Corporation 1420 South Livernois Rochester Hills, MI 48307	92,496 shs. (2)(3)	5.8%

Philip Sotiroff Sotiroff & Abramczyk, P.C. 30400 Telegraph Road, Suite 444	103,159 shs. (2)	6.5%

Richard J. Zamojski 28300 Orchard Lake Road, Suite 200 Farmington Hills, Michigan 48334	23,250 shs.	1.5%

All directors and executive officers of the Company as a group (8 persons)	376,284 shs.	23.7%

See Next Page for Footnotes

*	Less than 1.0%

(1)	Unless otherwise noted, all shares are owned solely by the person named or jointly with the person’s spouse. Percentages are based on issued and outstanding shares plus the number of shares that the named person or group has the right to acquire within 60 days after March 18, 2004 pursuant to outstanding stock options as follows: Mr. Albanese and Mr. Zamojski — 13,200 shares each; Mr. Peterson – 2,000 shares; Mr. Driggs, Mr. George, Mr. Harrison, and Mr. Sotiroff — 14,675 shares each; and Mr. Scerbo — 7,300 shares.

(2)	Includes 3,666 shares held by Mr. Driggs’ spouse, 666 shares held by Mr. Scerbo’s spouse, 7,330 shares held by Mr. Scerbo’s spouse as co-trustee, and 9,303 shares held by Mr. Sotiroff’s spouse.

(3)	Includes 61,600 shares held by trusts of which Mr. Scerbo is co-trustee.

Information About Directors and Nominees as Directors

     The following information is furnished with respect to each person who is presently a director of the Company whose term of office will continue after the Annual Meeting of Shareholders, as well as those persons who have been nominated for election as a director, each of whom is presently a director of the Company as well as a director of Michigan Heritage Bank (the “Bank”), which is a wholly-owned subsidiary of the Company.

Nominees For Election as Directors at the 2004 Annual Meeting of Shareholders

		Year When
	Has Served As	Term of
Name, Age, Principal Occupation	Director Since	Office Expires

Anthony S. Albanese, 56 President and Chief Operating Officer; Michigan Heritage Bancorp, Inc. and Michigan Heritage Bank	1996	2004

Lewis N. George, 66 President; The George Group (Real Estate Development and Management)	1996	2004

Directors Whose Terms of Office Continue After the 2004 Annual Meeting of Shareholders

		Year When
	Has Served As	Term of
Name, Age, Principal Occupation	Director Since	Office Expires
H. Perry Driggs, Jr., 67 President; Great Lakes Capital Corporation (Investment Banking, Corporate Finance)	1996	2005

Phillip R. Harrison, 49 President; Harrison Capital Corporation (Investment Banking)	1996	2006

Frank A. Scerbo, 54 Vice President; McPhail Corporation (Automotive Supplier)	1997	2005

Philip Sotiroff, 65 President; Sotiroff & Abramczyk, P.C. (Law Firm)	1996	2006

Richard J. Zamojski, 52 Chairman of the Board and Chief Executive Officer; Michigan Heritage Bancorp, Inc. and Michigan Heritage Bank	1996	2005

Board Compensation, Meetings and Committees

     During 2003, there were twelve regular meetings of the Board Each of the Directors attended all of the meetings of the Board during 2003 except that two directors missed one meeting each. During 2003, the Company paid each non-employee director $18,000 as compensation for serving on the Board. In addition, each non-employee director who was a member of a Board committee received $150 for each committee meeting attended (or $200 per meeting for the chairman of each such committee).

     The Board has determined that the Company’s policy regarding Director attendance at the Company’s annual meeting of shareholders is that Directors are expected to attend in person absent compelling business or personal conflicts which prevent attendance. All of the Directors attended the 2003 annual meeting of shareholders.

     Compensation Committee. The Company has a Compensation Committee, whose members are H. Perry Driggs, Jr., Lewis N. George, and Frank A. Scerbo (Chairman). The Compensation Committee met one time in 2003 to set executive compensation and to review and evaluate the Company’s compensation policies to ensure such policies are consistent with the Company’s best interests and are properly implemented. The Company’s compensation policies are intended to motivate executives, managers, and other employees by providing incentives to achieve results which will produce greater shareholder value.

     Nominating Committee. The Company does not have a standing Nominating Committee. The Board believed that not having such a committee was appropriate because the Board’s relatively small size made it efficient to consider nominations at meetings of the full Board. The Board, however, has concluded that it would be in the best interests of the Company and its shareholders for the Board to have a Nominating and Corporate Governance Committee. The Board expects to appoint such a committee before the end of May 2004.

     As of the date of this Proxy Statement, the full Board is responsible for reviewing and making recommendations as to the Board’s size and composition, nominating candidates for election as directors, and filling any vacancies that may occur between annual meetings. The Board will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Board in care of Richard J. Zamojski, Chairman of the Board. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Shareholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in the Company’s Bylaws.

     Shareholders may communicate with Directors directly by addressing any communications in writing to the Company’s outside counsel, Mr. Brendan J. Cahill, Dykema Gossett PLLC, 39577 Woodward Avenue, Suite 300, Bloomfield Hills, Michigan 48304. Mr. Cahill will forward all such communications to the Board of Directors without screening or editing.

     Audit Committee. The Company has an Audit Committee, whose members from January 2003 to December 2003 were Lewis N. George, Phillip R. Harrison (Chairman), and Philip Sotiroff. In December 2003, Frank Scerbo replaced Mr. Sotiroff on the Audit Committee. Mr. George and Mr. Scerbo are independent directors (as defined by Nasdaq Stock Market listing standards). The Board of Directors has determined that Mr. Harrison is an “audit committee financial expert” (as defined in Item 401(e) of Regulation S-B), although he is not an independent director. The committee met four times in 2003. The responsibilities of the committee are as follows:

•	Assist the Board in fulfilling its financial oversight responsibilities;

•	Review the financial information provided to Shareholders and the Securities and Exchange Commission (“SEC”);

•	Oversee the corporate accounting and financial reporting practices;

•	Recommend the selection of an independent auditor;

•	Review the scope of audit and related audit fees; and

•	Monitor systems of internal controls.

Report of the Audit Committee

     The Audit Committee currently consists of three non-employee directors, two of whom are independent Directors (as defined by Nasdaq Stock Market listing standards). The Audit Committee acts under a written charter reaffirmed by the Board of Directors in March 2004, which is attached as Appendix A to this Proxy Statement.

     While the Audit Committee has the responsibilities and powers set forth in the Audit Committee’s Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is management’s responsibility. It is also not the duty of the Audit Committee to assure compliance with laws and regulations.

     The Audit Committee has reviewed and discussed with management and our independent auditors, Plante & Moran, PLLC, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2003. Based on its review and discussions, the Audit Committee has recommended to the Board that these financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

     The Audit Committee also has discussed with Plante & Moran, PLLC the matters required to be discussed by the Auditing Standards Board Statement on Auditing Standards No. 61, as amended. As required by Independence Standards Board Standard No. 1, as amended, “Independence Discussion with Audit Committees,” the Audit Committee has received and reviewed the required written disclosures and a confirming letter from Plante & Moran, PLLC regarding their independence, and has discussed the matter with the auditors.

     The Audit Committee has considered whether the provision of all non-audit services performed by Plante & Moran, PLLC is compatible with maintaining auditor independence.

Members of the Audit Committee

Lewis N. George
Phillip R. Harrison
Frank Scerbo

March 3, 2004

Compensation of Executive Officers

     Compensation information is provided only for Richard J. Zamojski, Anthony S. Albanese, and William A. Peterson because no other executive officer of the Company had total annual salary and bonus in excess of $100,000. Mr. Peterson joined the Company in November 2002.

Summary Compensation Table

					Securities	All other
				Other Annual	Underlying	Compen-
		Salary	Bonus	Compensation	Options/SARs	sation
Name	Year	($)	($)	($)	(#)	($)
Richard J. Zamojski	2003	137,631	20,000	3,437	0	0
	2002	129,827	0	3,185	0	0
	2001	124,808	15,000	5,169	13,200	0
Anthony S. Albanese	2003	134,769	18,000	1,073	0	2,700
	2002	129,827	0	5,629	0	2,600
	2001	124,808	15,000	5,353	13,200	2,400
William A. Peterson	2003	99,600	2,000	5,400	2,000	1,918

Option/SAR Grants in Last Fiscal Year

	Number of
	Securities
	Underlying	Percent of Total
	Options/SARs	Options/SARs Granted to	Exercise or
Name	Granted (#)	Employees In Fiscal Year	Base Price ($/Sh)	Expiration Date
Richard J. Zamojski	0	N/A	N/A	N/A
Anthony S. Albanese	0	N/A	N/A	N/A
William A. Peterson	2,000	33.3%	$8.25	3/12/13

Aggregate Fiscal Year End Option/Sar Values

				Value Of
			Number of Securities	Unexercised
			Underlying Unexercised	In-The-Money
			Options/SARs	Options/SARs
	Shares Acquired	Value	At Fiscal Year-End	At Fiscal Year-End
Name	On Exercise	Realized	Exercisable/Unexercisable	Exercisable/Unexercisable (1)
Richard J. Zamojski	0	$0	13,200/0	$69,300/$0
Anthony S. Albanese	0	$0	13,200/0	$69,300/$0
William A. Peterson	0	$0	2,000/0	$4,000/$0

(1)	Based on the last trade on December 31, 2003

     During 2003, none of the executive officers of the Company exercised any stock options. The Company does not have a long-term incentive plan.

Related Party Transactions

     Banking Transactions. It is anticipated that the directors and officers of the Company and the Bank and the companies with which they are associated may have banking and other transactions with the Bank in the ordinary course of the Bank’s business. Applicable law and the Bank’s policy require that any loans and commitments to lend to such affiliated persons or entities included in such transactions or other transactions with such affiliates be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated parties of similar creditworthiness, do not involve more than normal risk or present other unfavorable features to the Bank, and be on terms no less favorable to the Bank than could be obtained on an arms-length basis from unaffiliated independent third parties.

     The Company paid the investment banking firm of which Mr. Harrison is a member broker and management fees of $463,515 in 2003. The fees primarily are commission payments for equipment leases brokered by such firm and various lease-related management services.

     The Company paid the law firm of which Mr. Sotiroff is a member legal fees of $107,731 in 2003. The Board has adopted a policy whereby Mr. Sotiroff’s firm has been designated as the provider of legal services to the Company for certain practice areas, so long as the fees charged by such firm are substantially competitive with those of comparable firms.

     There were no loans outstanding during 2003 to any director or director affiliate.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that its officers, Directors, and greater than 10% shareholders met all applicable filing requirements during the last fiscal year.

Code of Ethics

     The Company (a) has adopted a Code of Ethics that applies to the Company’s Board of Directors, executive officers, and employees, (b) has posted such Code of Ethics on its website, and (c) intends to satisfy the disclosure requirements under Item 10 of Form 8-K by posting such information on its website (http://www.miheritage.com).

Independent Accountants

     Plante & Moran, PLLC has served as independent accountants for the Company since its inception. Plante & Moran, PLLC was selected by the Board of Directors to serve as the Company’s current fiscal year (ending December 31, 2004). It is anticipated that representatives of Plante & Moran, PLLC will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Audit Fees. Audit fees paid to Plante & Moran, PLLC for the Company’s 2003 annual audit and reviews of the unaudited financial statements included in the Company’s 2003 quarterly reports on Form 10-QSB were $58,530.

     Financial Information Systems Design And Implementation Fees. There were no fees paid to Plante & Moran, PLLC for financial information systems design and implementation fees.

     All Other Fees. The balance of all other fees paid to Plante & Moran, PLLC for the fiscal year 2003 was $17,444, which was for all other non-audit fees, primarily for the review of financial reporting included in reports filed with the Securities and Exchange Commission and tax consultations. There were no fees paid to Plante & Moran, PLLC for technology services.

     Compatibility Of Non-Audit Services. There were no technology services provided by Plante & Moran, PLLC to the Company for the fiscal year ending December 31, 2003. The Board believes the provision of the other non-audit services by Plante & Moran, PLLC is compatible with maintaining Plante & Moran’s independence.

     Leased Personnel In Connection With The Audit. There were no leased personnel used by Plante & Moran, PLLC in connection with the Company’s 2003 audit.

     Pre-Approval. All audit related, tax and other services were pre-approved by the Audit Committee. The Audit Committee’s policies require pre-approval of audit, audit-related, tax and other services specifically described by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The Committee is authorized to delegate to one or more of its members pre-approval authority with respect to permitted services.

Shareholder Proposals For 2004 Annual Meeting of Shareholders

     Shareholder proposals to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company not later than November 16, 2004, if they are to be included in the Company’s Proxy Statement for that meeting. Such proposals should be addressed to the Secretary at the Company’s executive offices.

     In addition, in accordance with the provisions contained in the Company’s Bylaws, any shareholder who wishes to present a proposal for action at the 2005 Annual Meeting of Shareholders must give advance notice of his or her proposal in writing to the Secretary of the Company not later than February 22, 2005 (60 days before the anniversary date of the Annual Meeting of Shareholders being held this year), and must include with such notice the information required by the Bylaws. Similar advance notice requirements of the Bylaws apply to any nomination for election as a director of the Company.

Other Matters

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the 2004 Annual Meeting other than the matters described in this Proxy Statement. However, if any other matters should come before the meeting, the persons named in the proxy card intend to vote the proxy in accordance with their judgment on such matters.

Form 10-KSB

     Any shareholder who would like to have a copy of the Company’s Form 10-KSB (including the financial statements and financial statement schedules) as filed with the Securities and Exchange Commission, may obtain it at no charge by writing to Thomas Debolski, Secretary, at the Company’s Corporate Headquarters at 28300 Orchard Lake Road, Suite 200, Farmington Hills, Michigan 48334.

By Order of the Board of Directors,

/s/ Thomas Debolski
Thomas Debolski
Secretary and Treasurer

March 18, 2004

Appendix A

MICHIGAN HERITAGE BANCORP, INC.

AUDIT COMMITTEE CHARTER

Purpose & Composition

     The charter details the composition, roles and responsibilities of the audit committee (the “committee”). The board of directors shall appoint at least three directors who are independent of the management of Michigan Heritage Bancorp, Inc. (the “Company”) and have no relationships that could interfere with their independence and execution of the committee’s responsibilities to the committee. At least one member must have expertise in accounting or other aspects of financial management, and all members are expected to be financially literate or to gain such literacy after appointment. The committee shall review this charter annually and receive approval for its continued use (and any recommended amendments) from the board of directors.

The Role Of The Committee

     The audit committee assists the board of directors in their oversight of the Company to protect the interests of current and potential shareholders, the investment industry, and others affected by the Company’s operations in the areas of adequacy and accuracy of financial statements, ethics and legal compliance. In this role, the committee shall have complete access to all records, employees and facilities of the Company, along with the ability to retain outside counsel or other experts to assist it in the completion of its responsibilities, and the freedom to investigate any situation brought to its attention. The committee is expected to maintain clear communication with Company management, internal audit personnel and independent auditors.

Delineation Of Responsibilities

     The audit committee is principally responsible for overseeing the Company’s financial reporting and reporting details of such activities to the board, primarily in the form of auditing the financial statements which management prepares on the Company’s behalf. The committee shall take a flexible approach to the execution of its role to best reflect current circumstances and changing business conditions, and is expected to establish on the board’s behalf the overall attitude of the Company as it pertains to financial reporting, risk management and ethical conduct.

Ongoing Processes

     In performing these responsibilities, the audit committee shall follow a number of prescribed guidelines, and may augment these when appropriate:

•	Independent auditors are accountable to the committee and the board in their roles as appointed representatives of the Company’s shareholders. As such, the committee is expected to evaluate, and if necessary, recommend replacement of the independent auditors to the board and shareholders. The committee shall review the nature of this independence, and any written disclosures prepared by the auditors, with the auditors.

•	The committee shall discuss the plans and scope of audits, including staffing and compensation, with both internal auditors and independent auditors. The committee shall conduct separate meetings with both the internal auditors and independent auditors, both with and without members of the management team present. Finally, the committee will discuss the effectiveness and adequacy of financial controls, accounting procedures, risk management, and legal and ethical compliance issues with management, internal auditors and independent auditors.

•	Before the filing of the Company’s quarterly Form 10-Q report, the committee, management and the independent auditors shall review the interim financial statements. The independent auditors shall discuss the results with the committee (or its chairperson), along with any other matters required under generally accepted auditing standards.

•	Before the filing of the Company’s annual Form 10-K report, the committee, management and the independent auditors shall review the interim financial statements. This review should look beyond adequacy to the quality of the underlying accounting principles, the clarity of any financial statement disclosures and whether accounting judgments are reasonable. The independent auditors shall discuss the results with the committee, along with any other matters required under generally accepted auditing standards.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY MICHIGAN HERITAGE BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS
APRIL 22, 2004

          The undersigned hereby appoints Richard Zamojski and Anthony S. Albanese, or either of them, attorneys and proxies with power of substitution, to vote all of the Common Stock of the undersigned at the Annual Meeting of Shareholders of Michigan Heritage Bancorp, Inc. to be held at the Walsh College and Conference Facility, Novi Campus, 41500 Gardenbrook, Novi, Michigan 48375 on Thursday, April 22, 2004, at 10 a.m., local time, and at any adjournments thereof upon the following matters;

Please be sure to sign and date this Proxy in the box below	Date

Shareholder sign above	Co-holder (if any) sign above

1.	The election as directors of all nominees listed (except as marked to the contrary below):	For ☐	With-hold ☐	For All Except ☐
Anthony S. Albanese Lewis N. George

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED PROPOSAL.

          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF MICHIGAN HERITAGE BANCORP, INC.

          The undersigned acknowledges receipt of the Proxy Statement dated March 18, 2004, and ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof, and revokes all former proxies.

          Please sign this proxy exactly as your name appears hereon, date it and return it in the enclosed envelope. Joint owners should each sign. If you are signing as guardian, trustee, executor, administrator, or attorney-in-fact, please so indicate. Please also note any address correction above.

/\ Detach above card, sign, date and mail in postage paid envelope provided. /\

MICHIGAN HERITAGE BANCORP, INC.

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